Statement of Additional Information Supplement	August 1, 2019

Putnam Sustainable Leaders Fund
Statement of Additional Information dated October 30, 2018

Effective August 1, 2019, the sub-section “Management fees” in the “CHARGES AND EXPENSES” section is replaced in its entirety with the following:

Under a management contract effective August 1, 2019 (the “Management Contract”), the fund pays a monthly base fee to Putnam Management. The base fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six-month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference during the performance period between the fund’s annualized performance (measured by the performance of the fund’s class A shares) and the annualized performance of the benchmark index described below. The maximum annualized performance adjustment rate is also set forth below.

Effective August 1, 2019, the fund’s benchmark index is the S&P 500 Index. Before August 1, 2019, the fund’s benchmark index was the Russell 3000 Growth Index. Because the performance adjustment is based on a rolling thirty-six-month performance period, there is a transition period during which the fund’s performance is compared to a composite index that reflects the performance of the Russell 3000 Growth Index for the portion of the performance period before August 1, 2019, and the performance of the S&P 500 Index for the remainder of the period.

For example, the performance adjustment for August 2019 (the first full month following implementation of the new benchmark index) will be calculated using the performance of the previous benchmark index, the Russell 3000 Growth Index, for the first 35 months of the performance period and the performance of the new benchmark index, the S&P 500 Index, for the thirty-sixth month. For each ensuing month, the composite index return will reflect an additional month of performance of the S&P 500 Index and one fewer month of performance of the Russell 3000 Growth Index. At the conclusion of the transition period (June 30, 2022), the performance of the Russell 3000 Growth Index will be eliminated from the performance fee calculation, and future calculations (starting for the month of July 2022) will include only the performance of the S&P 500 Index.

The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six-month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

The application of an expense limitation, if any, will have a positive effect on the fund’s performance and may result in an increase in the performance adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Putnam Management may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Putnam Management.

Base fee

0.710% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.660% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.610% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.560% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.510% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.490% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.480% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and 0.475% of any excess thereafter.

Benchmark	Maximum performance adjustment rate
S&P 500 Index	0.12%

Before August 1, 2019, under the fund’s previous management contract dated February 27, 2014, the fund paid Putnam Management a base fee at the rates reflected above, but the performance adjustment was calculated using the performance of the previous index, the Russell 3000 Growth Index.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell ® is a trademark of Frank Russell Company.

For the past three fiscal years, under the previous management contract, the fund incurred the following fees:

Fiscal year ended	Management fee	Amount of	Amount
6/30	paid	management fee	management fee
		waived	would have been
			without waivers
2018	$22,402,535	$0	$22,402,535
2017	$19,575,498	$0	$19,575,498
2016	$19,513,958	$47,045	$19,561,003

The amount of management fee waived for the 2016 fiscal year resulted from a voluntary, onetime waiver by Putnam Management.

PUTNAM INVESTMENTS	SL SAI sticker 8/19